UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2007

CORNELL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14472	76-0433642
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

1700 West Loop South, Suite 1500
Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

(713) 623-0790

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

In this Current Report on Form 8-K, "Cornell," "we," "us," and "our" refer to Cornell Companies, Inc. and its subsidiaries.

On or about December 21, 2006, we mailed a definitive proxy statement relating to a special meeting of stockholders of Cornell Companies, Inc. (“Cornell”) scheduled for January 23, 2007, to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of October 6, 2006, among The Veritas Capital Fund III, L.P., Cornell Holding Corp., CCI Acquisition Corp. and Cornell, as amended on November 9, 2006.

As disclosed in the definitive proxy statement, Cornell, each member of our board of directors and The Veritas Capital Fund III, L.P. are defendants in a stockholder putative class action lawsuit filed in the District Court of Harris County, Texas, 269th Judicial District (No. 2006-67413) (the “Class Action Lawsuit”) in connection with Cornell’s proposed merger with CCI Acquisition Corp., an entity controlled by Cornell Holding Corp., which is an affiliate of The Veritas Capital Fund III, L.P. Cornell and the members of the board of directors deny all liability alleged by the plaintiff in the Class Action Lawsuit and intend to vigorously defend the allegations made against them.  Cornell has been advised by The Veritas Capital Fund III, L.P. that it also denies all liability alleged by the plaintiff in the Class Action Lawsuit and intends to vigorously defend the allegations made against it.

Cornell believes the definitive proxy statement contains all of the material information necessary for you to make an informed voting decision at the January 23, 2007 special meeting.  The information contained herein is being provided in response to requests by certain stockholders, including the plaintiff in the Class Action Lawsuit, for additional disclosure of information regarding the proposal to approve and adopt the merger agreement.  Moreover, counsel for the plaintiff and the putative stockholder class in the Class Action Lawsuit has agreed to abandon currently scheduled efforts to enjoin the tabulation of stockholder votes at the special meeting on January 23, 2007 and the consummation of the merger on the basis of the following disclosures, which supplement the disclosure provided in the definitive proxy statement:

(1)           The section of the proxy statement entitled “Approval and Adoption of the Merger Agreement — Interests of Certain Persons in the Merger — Equity Compensation Awards” is hereby supplemented as follows:

Cornell has previously disclosed the treatment of options to purchase Cornell common stock in the merger and the amount of equity compensation to be received by Cornell’s directors and executive officers upon the completion of the merger based on the number of stock options held by its directors and executive officers as of December 15, 2006.  The amount of equity compensation to be received by Cornell’s directors and executive officers as of January 10, 2007 has not changed from the amount presented as of December 15, 2006.  The following table sets forth the unvested option holdings of Cornell’s directors and executive officers, including the weighted-average exercise prices of such options, the number of such options that will vest as a result of the merger and the consideration received for the vesting of such unvested options, in each case, as of January 10, 2007:

Name	Unvested Stock Options (#)	Weighted - Average Exercise Price ($)	Options Vesting in the Merger (#)	Consideration Received for the Vesting of Unvested Options ($)

Anthony R. Chase	0	n/a	0	$0
Leon Clements	7,500	$13.75	7,500	33,750
Richard Crane	7,500	13.75	7,500	33,750
Zachary R. George	7,500	13.75	7,500	33,750
Todd Goodwin	7,500	13.75	7,500	33,750
Thomas R. Hudson, Jr.	7,500	13.75	7,500	33,750
James E. Hyman	53,333	13.64	53,330	245,865
Alfred J. Moran, Jr.	7,500	13.75	7,500	33,750
John R. Nieser	69,000	12.93	69,000	367,080
Patrick N. Perrin	17,246	13.58	17,246	80,539
D. Stephen Slack	0	n/a	0	0
Sally L. Walker	7,500	13.75	7,500	33,750
All directors and executive officers as a group (12 persons)	192,079	$13.41	192,079	$929,734

Cornell has previously disclosed that, as of December 21, 2006, none of its executive officers has entered into any amendments or modifications to existing employment agreements with Cornell or its subsidiaries in anticipation of the merger, and that no executive officer who has plans or is expected to remain with the surviving corporation has entered into any agreement, arrangement or understanding with Cornell Holding Corp. or its affiliates regarding employment with, or the right to purchase or participate in the equity of, the surviving corporation.  Since December 21, 2006, none of Cornell’s directors or executive officers has entered into any amendment or modification to any existing employment agreement with Cornell in anticipation of the merger, or any agreement, arrangement or understanding with Veritas III regarding employment with, or the right to purchase or participate in the equity of, the surviving corporation.  As previously disclosed in the proxy statement, although no such agreement, arrangement or understanding currently exists, it is generally expected that a number of our executive officers will remain after the merger is completed.  As a result, such executive officers may, prior to the closing of the merger, enter into new arrangements with Cornell Holding or its affiliates regarding employment with, or the right to purchase or participate in the equity of, the surviving corporation.

(2)           The section of the proxy statement entitled “Approval and Adoption of the Merger Agreement — Background of the Merger” is hereby supplemented as follows:

No other offers, indications of interest, or approaches have been made by Bidder Y, Bidder Z or any other potential acquiror of Cornell since the announcement of the merger.

(3)           The section of the proxy statement entitled “Approval and Adoption of the Merger Agreement — Opinion of Cornell’s Financial Advisor” is hereby supplemented as follows:

In connection with the engagement of Rothschild as Cornell’s financial advisor, members of Cornell’s board and management interviewed three potential financial advisors, including one that had previously provided services to Cornell.  These interviews took place during the first two quarters of Cornell’s fiscal year ending December 31, 2005.  Following a number of follow-up conversations between Cornell’s management and the potential financial advisors, Cornell’s board of directors determined that Rothschild should be engaged to act as Cornell’s exclusive financial advisor.  Rothschild was formally engaged by Cornell to act in this capacity on October 11, 2005.

Neither Rothschild nor any Rothschild bankers who were involved in the proposed merger have performed any services for Veritas III, Cornell or Cornell’s officers or directors during the last three years.

The payment of the entire amount of Rothschild’s transaction fee is contingent upon the consummation of the merger.

(4)           A new section entitled “Approval and Adoption of the Merger Agreement — Certain Financial Projections” is hereby added to the proxy statement as follows:

Although from time to time we have publicly provided limited guidance as to future earnings and other financial performance measures, we do not as a matter of policy generally make public forecasts or projections of future performance or earnings.  In connection with our possible sale, however, our management prepared various projections that were provided to Veritas III and all other potential bidders that entered into a confidentiality agreement, as well as to Rothschild, which Rothschild then used in connection with its financial analyses described under “— Opinion of Cornell’s Financial Advisor” beginning on page 26 of the proxy statement.  The projections were not prepared with a view toward public disclosure or compliance with published guidelines of the Securities and Exchange Commission, the guidelines established by the American Institute of Certified Public Accountants for Prospective Financial Information or generally accepted accounting principles. The prospective financial information included in this document has been prepared by, and is the responsibility of, our management. Our independent registered public accounting firm has neither examined nor compiled the accompanying prospective financial information and, accordingly, our independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto. A summary of projections that were provided is included below to give our stockholders access to information that was not publicly available and that we provided in connection with the merger, as discussed above.

The projections included below are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those shown below and should be read with caution. They are subjective in many respects and thus susceptible to interpretations and periodic revisions based on actual experience and developments occurring since the date as of which the projections were prepared. Although presented with numerical specificity, the projections were not prepared in the ordinary course and are based upon a variety of estimates and hypothetical assumptions made by our management.  The material assumptions underlying the projections relate to unutilized bed space across our system, the activation of vacant facilities, the terms of our current contracts, our historical contract re-bid rates, new program wins in each of our business units, capital needs to finance growth, the time required to bid on, win, construct and activate new programs, employee productivity, inflation and demand for bed space with respect to our products.  None of the assumptions may be realized, and they are inherently subject to significant business, economic and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond our control, and can generally be expected to increase with the passage of time from the dates of the projections. Accordingly, the assumptions made in preparing the projections may not prove accurate, and actual results may materially differ. In addition, the projections do not take into account any of the transactions contemplated by the merger agreement, including the merger and related financing, which may also cause actual results to materially differ.

For these reasons, as well as the bases and assumptions on which the projections were compiled, the inclusion of the projections in this document should not be regarded as an indication that the projections will be an accurate prediction of future events, and they should not be relied on as such. Neither us, our board of directors, the special committee nor Rothschild assumes any responsibility for the reasonableness, completeness, accuracy or reliability of the projections. No one has made, or makes, any representation regarding the information contained in the projections and, except as may be required by applicable securities laws, we do not intend to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrences of future events even if any or all of the assumptions are shown to be in error. Due to the volatility of the industry and since the prospective financial information provided in this document is in summary format, you are cautioned not to rely on this information in making a decision whether to vote in favor of the merger agreement.  The financial projections should be read together with our financial statements, which can be obtained from the SEC as described in “Where You Can Obtain Additional Information” beginning on page 61.

	Q3 - Q4 2006E	2007E	2008E	2009E	2010E

Revenue (in millions)	$189.4	$388.7	$411.1	$430.2	$445.9

EBITDA (in millions)	$32.8	$69.2	$75.9	$80.3	$83.7

EBIT (in millions)	$23.5	$49.4	$55.7	$64.4	$68.3

The financial projections were prepared in late March and early April, 2006 and delivered to Rothschild in mid-April, 2006.

(5)           The section of the proxy statement entitled “Merger Related Litigation” is hereby supplemented as follows:

Cornell has engaged in discussions with the plaintiff regarding the settlement of the Class Action Lawsuit referenced above.  In the course of such discussions, Cornell agreed to provide the additional disclosures contained herein and counsel for the plaintiff and the putative stockholder class in the Class Action Lawsuit agreed to abandon currently scheduled efforts to enjoin the tabulation of stockholder votes at the special meeting on January 23, 2007 or the consummation of the merger on the basis of such disclosures.

Important Additional Information Regarding the Merger

In connection with the proposed merger, Cornell has filed a definitive proxy statement and other materials with the Securities and Exchange Commission (the “SEC”).  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS IN THEIR ENTIRETY, AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.  Investors and security holders may obtain a free copy of the proxy statement and other materials filed by Cornell at the SEC’s website at http://www.sec.gov.  The proxy statement and other materials may also be obtained free of charge from Cornell by directing such requests to Cornell Companies, Inc., Attn: Investor Relations, 1700 W. Loop South Suite 1500, Houston, Texas 77027, telephone: (713) 623-0790.

Cornell and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger.  Information concerning the interests of Cornell’s participants in the solicitation of proxies, which may be different from those of Cornell stockholders generally, is set forth in Cornell’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the proxy statement and other materials relating to the merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNELL COMPANIES, INC.
Dated: January 12, 2007

	By:	/s/ Patrick N. Perrin
Patrick N. Perrin
Senior Vice President, Chief Administrative Officer, and Secretary